UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017 (April 6, 2017)

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga,
Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into A Material Definitive Agreement.

As previously reported, on February 23, 2017, Aralez Pharmaceuticals US Inc. (“Aralez US”), a Delaware company and a wholly-owned, indirect subsidiary of Aralez Pharmaceuticals Inc. (the “Company”), a company formed under the laws of the Province of British Columbia, Canada, entered into a Novation Agreement (the “Novation Agreement”) with AstraZeneca Pharmaceuticals LP (“AstraZeneca LP”) and the United States of America (the “Government”) pursuant to which all of the rights and responsibilities of AstraZeneca LP under that certain VA National Contract signed February 11, 2016 and effective April 29, 2016 between AstraZeneca LP and the Government were novated to Aralez US (as novated, the “Agreement”). The Novation Agreement was entered into pursuant to the Asset Purchase Agreement, dated October 3, 2016 (the “Asset Purchase Agreement”), by and between the Company, Aralez Pharmaceuticals Trading DAC, an Irish designated activity company and a wholly-owned, indirect subsidiary of the Company and affiliate of Aralez US, and AstraZeneca AB.  Under the Agreement, Aralez US provides products containing metoprolol succinate (sold under the brand name Toprol-XL®) as the active pharmaceutical ingredient at fixed prices to the U.S. Department of Veterans Affairs and certain other United States federal government agencies. The Agreement has a one-year term expiring April 28, 2017, renewable at the option of the Government for four successive additional one-year terms.

On April 6, 2017, Aralez US and the Government entered into a Modification of Contract (the “Contract Modification”) pursuant to which the Government exercised its first renewal option under the Agreement, extending the term of the Agreement by one year to April 28, 2018 with modified pricing for the duration thereof.  The Contract Modification is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

The Company does not believe the Contract Modification will impact its fiscal 2017 financial guidance issued on March 13, 2017.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements include, but are not limited to, statements regarding the Contract Modification and that the Company does not believe the Contract Modification will impact its fiscal 2017 financial guidance issued on March 13, 2017, and other statements that are not historical facts, and such statements are typically identified by use of terms such as “may,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “likely,” “potential,” “continue” or the negative or similar words, variations of these words or other comparable words or phrases, although some forward-looking statements are expressed differently.

You should be aware that the forward-looking statements included herein represent management’s current judgment and expectations, and are based on current estimates and assumptions made by management in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors that it believes are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct and, as a result, the forward-looking statements based on those estimates and assumptions could prove to be incorrect. Accordingly, actual results, level of activity, performance or achievements or future events or developments could differ materially from those expressed or implied in the forward-looking statements.

Our operations involve risks and uncertainties, many of which are outside of our control, and any one or any combination of these risks and uncertainties could also affect whether the forward-looking statements ultimately prove to be correct and could cause our actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, our inability to maintain a sales force of sufficient scale for the commercialization of our products in a timely and cost-effective manner; our failure to successfully commercialize our products and product candidates; competition, including increased generic competition; costs and delays in the development and/or approval of our product candidates (including Yosprala® in the EU), including as a result of the need to conduct additional studies or due to issues with third-party API or finished product manufacturers, or the failure to obtain such approval of our product candidates for all expected indications, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of our product candidates; with respect to certain products, dependence on reimbursement from third-party payors and the possibility of a failure to obtain coverage or reduction in the extent of reimbursement; the inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including our dependence on AstraZeneca AB and Horizon Pharma USA, Inc. for the sales and marketing of VIMOVO®, our dependence on Patheon Pharmaceuticals Inc. for the manufacture of Yosprala, our dependence on Schering-Plough (Ireland) Company for the supply of Zontivity® and our dependence on AstraZeneca AB for the manufacture and supply of Toprol-XL and its currently marketed authorized generic (“AG”); our dependence on maintaining and renewing contracts with customers, distributors and other counterparties (certain of which are currently under negotiation), including our inability to renew existing contracts on favorable terms, and the risks that we may not be able to maintain our existing terms with certain customers, distributors and other counterparties; our ability to protect our intellectual property and defend our patents; regulatory obligations and oversight; failure to successfully identify, execute, integrate, maintain and realize expected benefits from new acquisitions, such as the acquisitions of Tribute Pharmaceuticals Canada Inc., Zontivity and Toprol-XL and its AG; fluctuations in the value of certain foreign currencies, including the Canadian dollar, in relation to the U.S. dollar, and other world currencies; changes in laws and regulations, including tax laws and unanticipated tax liabilities and regulations regarding the pricing of pharmaceutical products; risks related to our financing; general adverse economic, market and business conditions; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities law filings, including in our Annual Report on Form 10-K for the year ended December 31, 2016, which is available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.aralez.com, and those described from time to time in our future reports filed with the SEC and applicable securities regulatory authorities in Canada. You should not place undue importance on forward-looking statements and should not rely upon this information as of any other date. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

Item 9.01.  Financial Statements and Exhibits

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Modification of Contract, executed on April 6, 2017, between the United States of America and Aralez Pharmaceuticals US Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2017	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Modification of Contract, executed on April 6, 2017, between the United States of America and Aralez Pharmaceuticals US Inc.